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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 15, 1999 included in Ames Department Stores, Inc.'s Form 10-K for the year ended January 30, 1999 and to all references to our Firm included in this registration statement.


                                                Arthur Andersen LLP


New York, New York
June 25, 1999